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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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JPMorgan Insurance Trust

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JPMorgan Insurance Trust
1111 Polaris Parkway
Columbus, Ohio 43271-0211

July 25, 2006

Dear Variable Contract Owner:

I am writing to ask for your vote on important matters concerning your investment in JPMorgan Insurance Trust Large Cap Growth Portfolio (the “LCG Portfolio”) or JPMorgan Insurance Trust Diversified Equity Portfolio (the “Diversified Portfolio” and together with the LCG Portfolio, the “Portfolios”), each a separate investment portfolio of JPMorgan Insurance Trust (“JPMIT”). The Board of Trustees of JPMIT has called a special meeting of shareholders of the Portfolios scheduled for Friday, September 22, 2006 at 245 Park Avenue, 2nd Floor Boardroom, New York, New York 10167, at 10:00 a.m. Eastern Time (“Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

(1)	To approve the replacement of the LCG Portfolio’s fundamental investment objective with a new nonfundamental investment objective;

(2)	To approve the replacement of the Diversified Portfolio’s fundamental investment objective with a new nonfundamental investment objective; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

JPMorgan Investment Advisors Inc., as investment adviser of each of the Portfolios, has reviewed the performance of the Portfolios and has determined that changing the investment objectives of the Portfolios will provide portfolio management with more flexibility to seek attractive investment opportunities and that may offer greater potential for improved Portfolio performance for the benefit of shareholders.

After careful consideration, the Board of Trustees of JPMIT recommends that you vote “FOR” the proposals.

The Portfolios are available exclusively as funding vehicles for variable life insurance contracts and variable annuity contracts (“variable contracts”) offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”). Individual variable contract owners or participants (“variable contract owners”) are not the “shareholders” of the Portfolios. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Portfolios. Each Participating Insurance Company will offer to variable contract owners that have allocated their variable contract values to the Portfolios (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Company as to how it should vote Portfolio shares held by the Separate Accounts with respect to the proposals to be considered at the Meeting. This letter and the accompanying Notice of Special Meeting of Shareholders, Proxy Statement, and Voting Instructions Card are, therefore, being furnished to Affected Contract Owners entitled to provide voting instructions with regard to the proposals being considered at the Meeting.

We strongly invite your participation by asking you to review these materials and complete and return your Voting Instructions Card as soon as possible.

Detailed information about each of the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares held by your account. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on September 22, 2006. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Voting Instructions Card in the enclosed postage-paid envelope.

In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:

(1)	Read the Proxy Statement and have your Voting Instructions Card at hand.

(2)	Call the toll-free number that appears on your Voting Instructions Card.

(3)	Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.

To vote by Internet:

(1)	Read the Proxy Statement and have your Voting Instructions Card at hand.

(2)	Go to the website that appears on your Voting Instructions Card.

(3)	Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Voting Instructions Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Voting Instructions Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each card.

If you have any questions after considering the enclosed materials, please call your financial representative.

Sincerely,

Stephen Benham
Secretary

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Large Cap Growth Portfolio
(the “LCG Portfolio”)

JPMorgan Insurance Trust Diversified Equity Portfolio
(the “Diversified Portfolio”)

1111 Polaris Parkway
Columbus, Ohio 43240

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 22, 2006

To the owners of, or participants in, variable life insurance contracts and variable annuity contracts (“variable contracts”) offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”):

NOTICE IS HEREBY GIVEN that JPMorgan Insurance Trust (“JPMIT”), on behalf of the LCG Portfolio and Diversified Portfolio (the “Portfolios”), will hold a special meeting of shareholders at 245 Park Avenue, 2nd Floor Boardroom, New York, New York 10167, on Friday, September 22, 2006 at 10:00 a.m. Eastern Time (“Meeting”) for the following purposes:

(1)	To approve the replacement of the LCG Portfolio’s fundamental investment objective with a new nonfundamental investment objective; and

(2)	To approve the replacement of the Diversified Portfolio’s fundamental investment objective with a new nonfundamental investment objective; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Portfolios are available exclusively as funding vehicles for variable contracts offered by the Separate Accounts of Participating Insurance Companies. Individual variable contract owners or participants are not the “shareholders” of the Portfolios. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Portfolios. Shareholders of record of a Portfolio at the close of business on June 30, 2006 (the “Record Date”) are entitled to vote at the Meeting with respect to proposals affecting that Portfolio. In accordance with the Investment Company Act of 1940, as amended, and certain interpretations by the staff of the Securities and Exchange Commission with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners or participants that have allocated their variable contract values to a Portfolio as of the Record Date, as determined by the Participating Insurance Companies and their Separate Accounts (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Companies that are shareholders as to how they should vote Portfolio shares held by the Separate Accounts with respect to the proposals affecting that Portfolio.

As a variable contract owner of record at the Record Date, you have the right to instruct your Participating Insurance Company as to the manner in which a Portfolio’s shares attributable to your variable contract should be voted.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:

(1)	Read the Proxy Statement and have your Voting Instructions Card at hand.

(2)	Call the toll-free number that appears on your Voting Instructions Card.

(3)	Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.

To vote by Internet:

(1)	Read the Proxy Statement and have your Voting Instructions Card at hand.

(2)	Go to the website that appears on your Voting Instructions Card.

(3)	Enter the control number set forth on the Voting Instructions Card and follow the simple instructions.

We encourage you to vote either by telephone or via the Internet using the control number that appears on your enclosed Voting Instructions Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.
By Order of the Board of Trustees,

George C.W. Gatch
President

July 25, 2006

JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Large Cap Growth Portfolio
(the “LCG Portfolio”)

JPMorgan Insurance Trust Diversified Equity Portfolio
(the “Diversified Portfolio”)

1111 Polaris Parkway,
Columbus, Ohio 43240

PROXY STATEMENT

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN
CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 22, 2006

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF JPMORGAN INSURANCE TRUST (“JPMIT”), on behalf of the LCG Portfolio and the Diversified Portfolio (the “Portfolios”), to be voted at the Special Meeting of Shareholders of the Portfolios on Friday, September 22, 2006 at 10:00 a.m. Eastern Time at 245 Park Avenue, 2nd Floor Boardroom, New York, New York 10167, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Special Meeting of Shareholders and a Voting Instructions Card, is first being mailed to owners of, and participants in, variable annuity and variable life insurance contracts (“variable contract owners”) that have allocated their variable contract values to the Portfolios (“Affected Contract Owners”) on or about July 28, 2006.

JPMorgan Insurance Trust’s (“JPMIT”) executive offices are located at 1111 Polaris Parkway, Columbus, Ohio 43271-0211. JPMorgan Investment Advisors Inc. (“JPMIA”) serves as investment adviser to JPMIT. JPMIA’s offices are located at 1111 Polaris Parkway, Columbus, Ohio 43240.

The direct costs of holding the Meeting and the cost of the proxy solicitation will be borne by JPMIA and its affiliates. Voting instructions are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIT, JPMIA and their affiliates.

The Portfolios are available exclusively as funding vehicles for variable contracts offered by the separate accounts (or sub-accounts thereof) (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”). Individual owners of or participants in a variable contract are not the “shareholders” of the Portfolios. Rather, the Participating Insurance Companies and their Separate Accounts are the shareholders of the Portfolios. Shareholders of record of a Portfolio at the close of business on June 30, 2006 (the “Record Date”) are entitled to vote at the Meeting with respect to the proposal affecting that Portfolio. In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), and certain interpretations by the staff of the Securities and Exchange Commission (“SEC”) with respect to voting requirements of investment companies funding variable contracts, each Participating Insurance Company will offer to variable contract owners that have allocated their variable contract values to a Portfolio as of the Record Date, as determined by the Participating Insurance Companies and their Separate Accounts (“Affected Contract Owners”) the opportunity to instruct the Participating Insurance Companies that are shareholders as to how they should vote Portfolio shares held by the Separate Accounts with respect to the proposals affecting that Portfolio.

Only shareholders of record at the Record Date will be entitled to receive notice of, and to vote at, the Meeting. As noted above, the Participating Insurance Companies and their Separate Accounts are the only shareholders of each Portfolio. However, each Participating Insurance Company will vote the shares of each Portfolio at the Meeting in accordance with the timely instructions received from their respective variable contract owners. Each Participating Insurance Company will vote shares attributable to variable contracts as to which no timely instructions are received in the same proportion (for, against, or withhold) as those for which timely instructions are received. Certain Participating Insurance Companies are the legal shareholders of a large percentage of the Portfolios’ shares and will vote proportionally without regard to any minimum percentage of voting instructions received, which may result in a small number of Affected Contract Owners determining the vote on the proposals. If a duly executed and dated Voting Instructions Card is received that does not specify a choice, the Participating Insurance Company will consider its timely receipt as an instruction to vote in favor of the proposals. Variable contract owners may revoke previously submitted voting instructions given to their respective Participating Insurance Companies at any time prior to the Meeting by submitting to the Participating Insurance Company subsequently dated voting instructions, delivering to the Participating Insurance Company a written notice of revocation, or otherwise giving notice of revocation in person at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instructions. As of June 30, 2006, the LCG Portfolio had 15,572,053 shares outstanding, and the Diversified Portfolio had 9,367,603 shares outstanding.

If you wish to participate in the Meeting, but do not wish to authorize the execution of a proxy by telephone, you may still submit the Voting Instructions Card included with this Proxy Statement by mail or attend the Meeting in person.

As of the Record Date, Trustees and officers of the Trust, as a group, owned less than 1% of the shares of each Portfolio. For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of each of the Portfolios as of the Record Date, please refer to Exhibit A.

The most recent annual report of JPMIT, including financial statements, for the fiscal year ended December 31, 2005, has been mailed previously to shareholders and variable contract owners. If you would like to receive additional copies of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact JPMIT by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

The Meeting has been called for the purpose of having the shareholders of the Portfolios consider and take action upon the proposals listed in the Notice of Special Meeting of Shareholders. This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, the following is a list of the Proposals presented in this Proxy Statement and the Portfolios that are affected by such Proposals:

Proposal	Affected Portfolio
Proposal 1: To approve the replacement of the LCG Portfolio’s fundamental investment objective with a new nonfundamental investment objective.	JPMorgan Insurance Trust Large Cap Growth Portfolio
Proposal 2: To approve the replacement of the Diversified Portfolio’s fundamental investment objective with a new nonfundamental investment objective.	JPMorgan Insurance Trust Diversified Equity Portfolio

PROPOSAL 1

REPLACING THE LCG PORTFOLIO’S FUNDAMENTAL INVESTMENT OBJECTIVE WITH A NEW NONFUNDAMENTAL INVESTMENT OBJECTIVE

What are shareholders being asked to approve in Proposal 1?

The Board is proposing that shareholders approve a new nonfundamental investment objective for the LCG Portfolio, as described more fully below.

Why are shareholders being asked to change the LCG Portfolio’s investment objective?

The LCG Portfolio’s current investment objective is to seek long-term capital appreciation and growth of income by investing primarily in equity securities. This objective is a fundamental policy that cannot be changed without shareholder approval.

JPMIA believes, and the Board of Trustees concurs, that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance, the LCG Portfolio should strategically reposition itself within the current large-cap growth fund category by changing its investment objective and investment strategies. Because of the changing nature of today’s securities markets, a large-cap growth portfolio that has an income component to its investment objective, such as the LCG Portfolio, is not representative of the funds in the current large-cap growth category. A recent examination of the “large-cap growth” funds category as designated by Lipper, Inc., an independent mutual fund analysis company, shows that the vast majority of the funds in this category do not have an income component to their investment objective. Without this income component, the LCG Portfolio could pursue a growth objective, and over the long-term this could benefit shareholders by providing a greater potential for improved performance.

Under its proposed investment objective, the LCG Portfolio would seek long-term capital growth. The chart below provides an overview of the proposed changes that will be made to the LCG Portfolio if the proposal to change the investment objective is approved. If the proposal is not approved, the investment objective, investment process and strategies of the LCG Portfolio will remain the same, and the Board may consider other courses of action.

	Current LCG Portfolio	Proposed Changes to LCG Portfolio
Investment Objective	Seeks long-term capital appreciation and growth of income by investing primarily in equity securities	Seeks to provide long-term capital growth
Investment Process	Companies are selected based upon valuation characteristics such as price-to-earnings, price-to-sales and price-to-cash flows as compared to their peers and their expected and historic growth rates.
In managing the LCG Portfolio, JPMIA would adhere to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model would be used to rank stocks in the LCG Portfolio’s investment universe on the basis of growth, momentum and value factors. Momentum is captured by factors such as relative strength of companies’ stock prices and their projected earnings, while value is measured by valuation characteristics such as price-to-earnings and price-to-cash flows.

	Current LCG Portfolio	Proposed Changes to LCG Portfolio
Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of large, well-established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment. Typically, the LCG Portfolio invests in companies with a history of above-average growth or companies expected to enter periods of above-average growth. Stocks are sold based upon price considerations or when deteriorating fundamentals are expected to be long-term in nature.

The Portfolio would invest primarily in equity investments of large- and mid-capitalization companies. Large capitalization companies are defined as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with a market capitalization between $1 billion and $10 billion at the time of purchase. The Portfolio would adopt a “growth” style strategy that focuses on identifying securities that the adviser believes have above-average growth potential over a long-term investment horizon with the potential for capital appreciation. The adviser would apply an active equity management style to identify growth-oriented companies with earnings momentum. Sector by sector, the LCG Portfolio may overweight its holdings of securities relative to those of the Russell 1000® Growth Index. The LCG Portfolio would sell a stock if the adviser determines that the issuer no longer meets the LCG Portfolio’s investment criteria or if the adviser believes that more attractive opportunities are available.

Primary Types of Securities Invested	Primarily common stocks, but also debt securities and preferred stocks which are convertible to common stock
Primarily common stocks, but also preferred stocks, REITs (pooled investment vehicles that invest primarily in income producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks

If Proposal 1 is approved, the LCG Portfolio would no longer be required to invest, under normal circumstances, at least 80% of its assets in the equity securities of large, well-established companies. Instead, the LCG Portfolio would invest primarily in equity investments of large- and mid-capitalization companies. This would be a nonfundamental policy that could be changed again at a later date by the Board of Trustees without a shareholder vote. Concurrent with this change, the LCG Portfolio would be renamed as the “JPMorgan Insurance Trust Intrepid Growth Portfolio.” The LCG Portfolio would continue to invest in the stocks of large-capitalization companies, but would also be permitted to invest in the stocks of mid-capitalization companies to a greater extent than it currently invests. Despite this increased flexibility to invest in mid-capitalization companies, JPMIA currently anticipates that the LCG Portfolio would remain in the “large-cap growth” funds category as designated by Lipper, Inc. The ability to invest in both large-capitalization and mid-capitalization stocks would provide the portfolio managers of the LCG Portfolio with additional flexibility to select stocks that may offer more attractive investment opportunities. To the extent the LCG Portfolio does invest in mid-capitalization companies, such investments may be riskier than investments in larger, more established companies. Securities of mid-capitalization companies tend to be less liquid than securities of larger companies and these companies may be more vulnerable to economic, market and industry changes.

By approving this proposal, JPMIA believes that shareholders would benefit from its experience with the proposed investment process. The LCG Portfolio would be managed by new portfolio managers who currently advise another JPMorgan mutual fund with the identical investment objective as the proposed investment objective, and which has a substantially similar investment process and strategies. As a result, shareholders would be given the benefit of access to their seasoned portfolio management with the investment process. The transition to adopt the new investment process and strategies is expected to result in above-average portfolio turnover.

If the proposal is approved, the Trustees of the LCG Portfolio could approve a change in the LCG Portfolio’s nonfundamental investment objective again in the future and shareholders of the LCG Portfolio will be given notice of such change prior to its implementation; however, if such a change were to occur, the Board would not be required to submit such change to shareholders.

What are the benefits of reclassifying the LCG Portfolio’s investment objective from fundamental to nonfundamental?

Under the 1940 Act, a Portfolio’s investment objective is not required to be “fundamental.” A fundamental investment objective may be changed only by vote of a Portfolio’s shareholders. Nevertheless, the LCG Portfolio’s investment objective was initially established as fundamental in response to then-current regulatory and market practices. In order to provide JPMIA with enhanced investment management flexibility by allowing changes to the LCG Portfolio’s investment objective without the need and expense of calling a shareholder meeting, JPMIA proposed, and the Trustees approved, the nonfundamental classification of the LCG Portfolio’s proposed new investment objective. A nonfundamental investment objective may be changed at any time by the Trustees of the LCG Portfolio without approval by the LCG Portfolio’s shareholders.

Recommendation of Trustees

The Board of Trustees met in person in May 2006 to consider the replacement of the LCG Portfolio’s fundamental investment objective with a new nonfundamental investment objective. At the Board meeting, the Trustees reviewed materials furnished by JPMIA and information provided by representatives of JPMIA regarding the proposed investment objective. The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the LCG Portfolio approve the proposed investment objective. In approving the proposed investment objective and making their recommendation, the Trustees considered numerous factors, including: 1) the LCG Portfolio’s past performance, which has not consistently outperformed its large-cap growth fund peers or its benchmark, the Russell 1000 Growth Index; 2) the competitive marketplace of funds in the “large-cap growth” category as designated by Lipper, Inc. which shows that the vast majority of such funds do not have an income component to their investment objective; 3) JPMIA’s capabilities with the proposed investment objective, and its experience with the investment process and strategies involved to achieve the proposed investment objective; 4) the performance of another JPMorgan mutual fund that is managed by the proposed portfolio management team with the same investment objective and a substantially similar investment process to that which is proposed for the LCG Portfolio; 5) the desirability of avoiding costly shareholder meetings by changing the investment objective from fundamental to nonfundamental; and 6) other factors deemed relevant by the Trustees.

Based upon a review of the above factors, the Board concluded that replacing the LCG Portfolio’s fundamental investment objective with a new nonfundamental investment objective would be in the best interests of the LCG Portfolio and its shareholders.

Required Vote

In accordance with the 1940 Act, Proposal 1, the replacement of the LCG Portfolio’s fundamental investment objective with a new nonfundamental investment objective, must be approved by (i) 67 percent or more of the voting securities of LCG Portfolio present at such Meeting, if the holders of more than 50 percent of the outstanding voting securities of LCG Portfolio are present or represented by proxy; or (ii) more than 50 percent of the outstanding voting securities of LCG Portfolio, whichever is less. Each full share is entitled to one vote and fractional shares shall be entitled to a vote of such fraction.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
OF THE LCG PORTFOLIO VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

REPLACING THE DIVERSIFIED PORTFOLIO’S FUNDAMENTAL INVESTMENT OBJECTIVE WITH A NEW NONFUNDAMENTAL INVESTMENT OBJECTIVE

What are shareholders being asked to approve in Proposal 2?

The Board is proposing that shareholders approve a new nonfundamental investment objective for the Diversified Portfolio, as described more fully below.

Why are shareholders being asked to change the Diversified Portfolio’s investment objectives?

The Diversified Portfolio’s investment objectives are to seek long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. These objectives are fundamental policies that cannot be changed without shareholder approval.

JPMIA believes, and the Board of Trustees concurs, that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance, the Diversified Portfolio should strategically reposition itself by changing its investment objective to enable new portfolio management to have the flexibility in its investment process to seek attractive investment opportunities for the benefit of shareholders.

Under its proposed investment objective, the Diversified Portfolio would seek high total return from a portfolio of selected equity securities. The chart below provides an overview of the proposed changes that will be made to the Diversified Portfolio if the proposal to change the investment objective is approved. If the proposal is not approved, the investment objective of the Diversified Portfolio will remain the same, and the Board may consider other courses of action.

	Current Diversified Portfolio	Proposed Changes to Diversified Portfolio
Investment Objective	Seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income	Seeks to provide high total return from a portfolio of selected equity securities

	Current Diversified Portfolio	Proposed Changes to Diversified Portfolio
Investment Process
Uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies as well as blended companies which have both value and growth characteristics.

The Portfolio would employ a three-step process that combines research, valuation and stock selection. The adviser would take an in-depth look at company prospects over a relatively long time period with an approach designed to provide insight into a company’s real growth potential. Valuation rankings are produced with the help of a variety of models that quantify the research team’s findings. The adviser would buy and sell equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser would buy equity securities that are identified as undervalued and considers selling them when they appear to be overvalued.

Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Diversified Portfolio invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time.

Under normal circumstances, the Portfolio would invest at least 80% of its assets in equity securities. It would primarily invest in large- and medium-capitalization U.S. companies. Sector by sector, the Diversified Portfolio’s weightings would be similar to the S&P 500 Index, and it would moderately underweight or overweight sectors when it believes it will benefit performance. Within each sector, the Diversified Portfolio would focus on those equity securities that it considers most undervalued, and it would generally consider selling equity securities that appear overvalued. By emphasizing undervalued equity securities, the Diversified Portfolio would seek to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling its sector weighting so they can differ only moderately from the sector weightings of the S&P 500 Index, the Diversified Portfolio would seek to limit its volatility to that of the overall market, as represented by this index.

	Current Diversified Portfolio	Proposed Changes to Diversified Portfolio
Primary Types of Securities Invested	Primarily common stocks, but also U.S. government securities, other investment grade fixed income securities, and cash and cash equivalents	Primarily common stocks, but also preferred stocks, convertible securities, depositary receipts and warrants to purchase common stocks
Benchmark Index	S&P SuperComposite 1500 Index	S&P 500 Index

If Proposal 2 is approved, the Diversified Portfolio would continue to invest, under normal circumstances, at least 80% of its assets in equity securities. This policy could be changed by the Board of Trustees with 60 days notice to shareholders. However, the Diversified Portfolio would primarily focus on mid- and large-capitalization companies, rather than on small-, mid-, and large-capitalization companies. In conjunction with this change, the Diversified Portfolio would replace the S&P SuperComposite 1500 Index with the S&P 500 Index as its benchmark index, which will more accurately reflect its portfolio composition. Despite the shift in focus to invest primarily in large- and mid-capitalization companies, JPMIA currently anticipates that the Diversified Portfolio would remain in the “large-cap core” funds category as designated by Lipper, Inc., an independent mutual fund analysis company. Thus, it is anticipated that the overall capitalization range of the Diversified Portfolio would not significantly change. The Diversified Portfolio would continue to receive income from its investments, but as part of the proposed investment process and in an effort to improve performance, the portfolio manager would focus to a greater degree on total return. The ability to invest primarily in both large-capitalization and mid-capitalization stocks can reduce the amount of volatility that is inherent in investing in small-capitalization companies, which in turn may provide the Diversified Portfolio with a more stable asset base that may incur less risk.

By approving this proposal, JPMIA believes that shareholders would benefit from its experience with the proposed investment process. The Diversified Portfolio would be managed by a new portfolio manager who currently advises another JPMorgan mutual fund with the identical investment objective as the proposed investment objective, and which has a substantially similar investment process and strategies. As a result, shareholders would be given the benefit of access to seasoned portfolio management with the investment process.

If the proposal is approved, the Trustees of the Diversified Portfolio could approve a change in the Diversified Portfolio’s nonfundamental investment objective again in the future and shareholders of the Diversified Portfolio will be given notice of such change prior to its implementation; however, if such a change were to occur, the Board would not be required to submit such change to shareholders.

What are the benefits of reclassifying the Diversified Portfolio’s investment objective from fundamental to nonfundamental?

Under the 1940 Act, a portfolio’s investment objective is not required to be “fundamental.” A fundamental investment objective may be changed only by vote of a portfolio’s shareholders. Nevertheless, the Diversified Portfolio’s investment objective was initially established as fundamental in response to then-current regulatory and market practices. In order to provide JPMIA with enhanced investment management flexibility by allowing changes to the Diversified Portfolio’s investment objective without the need and expense of calling a shareholder meeting, JPMIA proposed, and the Trustees approved, the nonfundamental classification of the Diversified Portfolio’s proposed new investment objective. A nonfundamental investment objective may be changed at any time by the Trustees of the Diversified Portfolio without approval by the Diversified Portfolio’s shareholders.

Recommendation of Trustees

The Board of Trustees met in person in May 2006 to consider the replacement of the Diversified Portfolio’s fundamental investment objective with a new nonfundamental investment objective. At the Board meeting, the Trustees reviewed materials furnished by JPMIA and information provided by representatives of JPMIA regarding the proposed investment objective. The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the Diversified Portfolio approve the proposed investment objective. In approving the proposed investment objective and making their recommendation, the Trustees considered numerous factors, including: 1) the Diversified Portfolio’s past performance, which has not consistently outperformed its fund peers or its benchmark, the S&P SuperComposite 1500 Index; 2) JPMIA’s capabilities with the proposed investment objective, and its experience with the investment process and strategies involved to achieve the proposed investment objective; 3) the performance of another JPMorgan mutual fund that is managed by the proposed portfolio management team with the same investment objective and a substantially similar investment process to that which is proposed for the Diversified Portfolio; 4) the desirability of avoiding costly shareholder meetings by changing the investment objective from fundamental to nonfundamental; and 5) other factors deemed relevant by the Trustees.

Based upon a review of the above factors, the Board concluded that replacing the Diversified Portfolio’s fundamental investment objective with a new nonfundamental investment objective would be in the best interests of the Diversified Portfolio and its shareholders.

Required Vote

In accordance with the 1940 Act, Proposal 2, the replacement of the Diversified Portfolio’s fundamental investment objective with a new nonfundamental investment objective, must be approved by (i) 67 percent or more of the voting securities of Diversified Portfolio present at such Meeting, if the holders of more than 50 percent of the outstanding voting securities of Diversified Portfolio are present or represented by proxy; or (ii) more than 50 percent of the outstanding voting securities of Diversified Portfolio, whichever is less. Each full share is entitled to one vote and fractional shares shall be entitled to a vote of such fraction.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
OF THE DIVERSIFIED PORTFOLIO VOTE “FOR” PROPOSAL 2.

GENERAL INFORMATION

Investment Adviser

JPMIA, 1111 Polaris Parkway, Columbus, Ohio 43240, makes the day-to-day investment decisions for each of the Portfolios and continuously reviews, supervises and administers each of these Portfolios’ investment programs subject to the supervision of Board of Trustees of JPMIT and in accordance with the policies and procedures of JPMIT. JPMIA has served as investment adviser to JPMIT since its inception. In addition, JPMIA serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. The address of JPMorgan Chase & Co. is 245 Park Avenue, New York, New York 10167.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as the distributor to the Portfolios. JPMDS is an affiliate of JPMIA and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), 1111 Polaris Parkway, Columbus, Ohio 43240 serves as administrator for JPMIT. JPMFM is an affiliate of JPMIA and an indirect wholly-owned subsidiary of JPMorgan Chase.

OTHER BUSINESS

No Other Matters.  The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

Shareholder Proposals.  JPMIT is not required to and does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by JPMIT at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with the Board.  Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of JPMIT, at 245 Park Avenue, New York, NY 10167, identifying the correspondence as intended for the Board of JPMorgan Insurance Trust or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

OTHER VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies and related voting instructions by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of Special Meeting of Shareholders and a Voting Instructions Card, is first being mailed to Affected Contract Owners on or about July 28, 2006. Only shareholders of record of a Portfolio as of the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting or any adjournments or postponements thereof, with respect to the Proposal affecting that Portfolio. As an Affected Contract Owner with a variable contract value allocated to a Portfolio as of the close of business on the Record Date, you are entitled to instruct your Participating Insurance Company how to vote the shares of a Portfolio attributable to your variable contract via telephone, Internet or Voting Instruction Card. If the enclosed Voting Instructions Card is properly executed and returned in time to be voted at the Meeting, the Participating Insurance Companies named therein will vote the shares represented by the Voting Instructions Card in accordance with the instructions marked thereon.

A Voting Instructions Card executed by an Affected Contract Owner may be revoked at any time prior to the Participating Insurance Company voting the shares represented thereby by the Affected Contract Owner by providing the Participating Insurance Company with a properly executed written revocation of such Voting Instructions Card or by the Affected Contract Owner providing the Participating Insurance Company with proper later-dated voting instructions by telephone or by the Internet. In addition, any Affected Contract Owner who attends the Meeting in person may provide voting instructions by Voting Instructions Card at the Meeting, thereby canceling any voting instruction previously given.

It is expected that each of the Participating Insurance Companies will attend the Meeting in person or by proxy and will vote Portfolio shares held by it in accordance with the voting instructions received from their respective Affected Contract Owners. Unless revoked, all valid and executed Voting Instructions Cards will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR Proposal 1, FOR Proposal 2, and FOR any other matters deemed appropriate. Shares for which a Participating Insurance Company receives no timely voting instructions from Affected Contract Owners will be voted by that Participating Insurance Company FOR or AGAINST approval of each proposal, or as an abstention, in the same proportion as the shares for which Affected Contract Owners have provided voting instructions to the Participating Insurance Company. Shares of JPMIT owned by a Participating Insurance Company will also be voted in the same proportions as the shares for which voting instructions have been received from Affected Contract Owners. This proportional voting may result in a small number of Affected Contract Owners determining the vote on the proposals.

Each whole share of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. The number of Portfolio shares held in a Separate Account for which an Affected Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a variable contract’s account value (minus any variable contract indebtedness) allocable to that Separate Account by (ii) the net asset value of one share of the applicable Portfolio. Votes cast by proxy or in person by a Participating Insurance Company at the Meeting will be counted by persons appointed as inspectors of election for the Meeting.

Quorum

Under JPMIT’s By-laws, the presence in person or by proxy of a majority of shareholders of a Portfolio as of the Record Date shall constitute a quorum at the Meeting for the Portfolio. For purposes of determining the presence of a quorum, shares represented by abstentions will be counted as present. Because Nationwide Life & Annuity Insurance Company and Pacific Life Insurance Company are the legal shareholders of a majority of the LCG Portfolio’s shares, and will vote these shares as described above, the presence of Nationwide Life & Annuity Insurance Company and Pacific Life Insurance Company at the Meeting will ensure that there will be a quorum at the Meeting with respect to the LCG Portfolio regardless of how many Affected Contract Holders direct Nationwide Life & Annuity Insurance Company and Pacific Life Insurance Company to vote on Proposal 1. In addition, Because Nationwide Life & Annuity Insurance Company is the legal shareholder of a majority of the Diversified Portfolio’s shares, and will vote these shares as described above, Nationwide Life & Annuity Insurance Company’s presence at the Meeting will ensure that there will be a quorum at the Meeting with respect to the Diversified Equity Portfolio regardless of how many Affected Contract Holders direct Nationwide Life & Annuity Insurance Company to vote on Proposal 2.

Effect of Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes. Under the 1940 Act, the affirmative vote necessary to approve each proposal is a majority of shares outstanding and entitled to vote on the matter, such that abstentions will effectively be a vote against the proposals.

ADJOURNMENTS

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, such persons may propose one or more adjournments of the Meeting with respect to any such proposals for a reasonable period or periods.

In determining whether to adjourn the Meeting with respect to the proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods.

In the event of adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

PROXY SOLICITATION

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIT, JPMIA and their affiliates. The cost of the solicitation will be borne by JPMIA and its affiliates. In addition, JPMIA will reimburse each Participating Insurance Company for expenses incurred in forwarding solicitation material to their Affiliated Contract Owners.

As the Meeting date approaches, Affected Contract Owners may receive a call from a representative of JPMIA, an affiliate of JPMIA, or the Participating Insurance Company if the relevant Participating Insurance Company has not yet received voting instructions. Authorization to permit JPMIA or the Participating Insurance Company to execute voting instructions may be obtained by telephonic instructions from Affected Contract Owners.

Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of each of the Portfolios believes that these procedures are reasonably designed to ensure that the identity of the Affected Contract Owner providing the voting instructions is accurately determined and that the voting instructions of the Affected Contract Owner are accurately determined. In all cases where telephonic voting instructions are solicited, JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company is required to ask the Affected Contract Owner for his or her full name, address, social security number or employer identification number, title (if the person giving the voting instructions is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the information from the solicited Affected Contract Owner agrees with the information provided to JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company by the Portfolios, JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company has the responsibility to explain the process, read the proposal listed on the Voting Instructions Card, and ask for the Affected Contract Owner’s voting instructions on each proposal. The representative of JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company, although permitted to answer questions about the process, is not permitted to recommend to the Affected Contract Owner how to instruct the relevant Participating Insurance Company to vote, other than to read any recommendation set forth in this Proxy Statement. A representative of JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company will record the Affected Contract Owner’s instructions on the Voting Instructions Card. Within 72 hours, JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company will send the Affected Contract Owner a letter or mailgram to confirm the Affected Contract Owner’s voting instructions and asking the Affected Contract Owner to call JPMIA, an affiliate of JPMIA, or a representative of the relevant Participating Insurance Company immediately if the Affected Contract Owner’s voting instructions are not correctly reflected in the confirmation.

EXHIBIT A

PRINCIPAL SHAREHOLDERS OF THE PORTFOLIOS

Principal Holders of Securities.  As of the Record Date the following person(s) owned of record, or were known by JPMIT to own beneficially or of record, 5% or more of a Portfolio’s shares. Shareholders indicated with an (*) below holding greater than 25% or more of a Portfolio are a “controlling person under the 1940 Act.”

Portfolio	Name and Address	Type of Ownership	Percentage of Portfolio Shares
JPMORGAN INSURANCE TRUST LARGE CAP GROWTH PORTFOLIO — CLASS 1	NATIONWIDE LIFE & ANNUITY INSURANCE* NWVA–C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	RECORD	44.08%

	PACIFIC LIFE INSURANCE COMPANY* SEPARATE ACCOUNT A 700 NEWPORT CENTER DR. NEWPORT BEACH, CA 92660-6307	RECORD	38.22%

	AMERICAN GENERAL ANNUITY INS. CO. A.G. SEPARATE ACCOUNT A 205 E. 10TH AMARILLO, TX 79101-3507	RECORD	10.57%

JPMORGAN INSURANCE TRUST DIVERSIFIED EQUITY PORTFOLIO — CLASS 1	NATIONWIDE LIFE & ANNUITY INSURANCE* NWVA–C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	RECORD	58.60%
	AMERICAN GENERAL ANNUITY INS. CO. A.G. SEPARATE ACCOUNT A 205 E. 10TH AMARILLO, TX 79101-3507	RECORD	11.85%

	HARTFORD LIFE & ANNUITY INS. CO. SEPARATE ACCOUNT SIX PO BOX 2999 HARTFORD, CT 06104-2999	RECORD	11.55%

	TRANSAMERICA LIFE INSURANCE CO. RETIREMENT BUILDER V.A. ACCT 4333 EDGEWOOD ROAD N.E. CEDAR RAPIDS, IA 52499-0001	RECORD	6.77%

	HARTFORD LIFE & ANNUITY INS. CO. SEPARATE ACCOUNT SEVEN PO BOX 2999 HARTFORD, CT 06104-2999	RECORD	5.11%

JPMIT14A-7

[Form of Proxy Card]

PRELIMINARY PROXY MATERIALS—FOR SEC USE ONLY

PROXY CARD

JPMorgan Insurance Trust

(“JPMIT”)

JPMorgan Insurance Trust Large Cap Growth Portfolio (the “LCG Portfolio”)

JPMorgan Insurance Trust Diversified Equity Portfolio (the “Diversified Portfolio”)

1111 Polaris Parkway

Columbus, Ohio 43271-0211

SPECIAL MEETING OF SHAREHOLDERS

September 22, 2006

The undersigned hereby appoints Patricia A. Maleski, Suzanne E. Cioffi, and Joseph Sanzone, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the investment portfolios listed above (the “Portfolios”) of JPMIT held by the undersigned at the Special Meeting of Shareholders of the Portfolios to be held at 10:00 am, Eastern time, on September 22, 2006, at 245 Park Avenue, New York, New York 10167, and at any adjournment or postponement thereof (“Meeting”), in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JPMIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS:

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE .

Note: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies.

Recipient of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

IF YOUR ADDRESS HAS CHANGED,	DO YOU HAVE ANY COMMENTS?

PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:

Shareholder sign here	Joint Shareholder sign here

Print Name and Title (if applicable)	Print Name and Title (if applicable)

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

Policyholders should only vote for the specific proposal which affects their ownership of shares.

	FOR	AGAINST	ABSTAIN

Proposal 1: To approve the replacement of the LCG Portfolio’s fundamental investment objective with a new nonfundamental investment objective:
	FOR	AGAINST	ABSTAIN

Proposal 2: To approve the replacement of the Diversified Portfolio’s fundamental investment objective with a new nonfundamental investment objective:

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1 AND FOR APPROVAL OF PROPOSAL 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

[Form of Voting Instructions Card]

PRELIMINARY PROXY MATERIALS—FOR SEC USE ONLY

VOTING INSTRUCTIONS CARD

JPMorgan Insurance Trust

(“JPMIT”)

JPMorgan Insurance Trust Large Cap Growth Portfolio

(the “LCG Portfolio”)

JPMorgan Insurance Trust Diversified Portfolio

(the “Diversified Portfolio”)

1111 Polaris Parkway

Columbus, Ohio 43271-0211

SPECIAL MEETING OF SHAREHOLDERS

September 22, 2006

The undersigned owner or holder of a variable annuity contract or variable life insurance policy (“Contract”) hereby instructs [INSERT NAME OF LIFE INSURANCE COMPANY] to vote and act with respect to all shares of each of the separate investment portfolios listed above (“Portfolios”) of JPMIT, as applicable, attributable to his or her Contract at the Special Meeting of Shareholders of the Portfolios to be held at 10:00 am, Eastern time, on September 22, 2006, at 245 Park Avenue, New York, New York 10167, and at any adjournment or postponement thereof (“Meeting”), and to use its discretion as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, to vote upon such other business as may properly come before the Meeting.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JPMIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS FOR ALL PROPOSALS:

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE .

Note: Please sign exactly as your name appears on this voting instructions card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies.

Recipient of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

IF YOUR ADDRESS HAS CHANGED,

PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

NUMBER OF SHARES ATTRIBUTABLE TO THE CONTRACT ON THE RECORD DATE:

Variable Contract Owner signs here	Variable Contract Co-Owner signs here

Print Name and Title (if applicable)	Print Name and Title (if applicable)

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

☒ PLEASE MARK VOTING INSTRUCTIONS AS IN THIS EXAMPLE

Contract holders and contract participants should only provide voting instructions for the specific proposal that affects his or her contract.

	FOR	AGAINST	ABSTAIN
Proposal 1: To approve the replacement of the LCG Portfolio’s fundamental investment objective with a new nonfundamental investment objective:

	FOR	AGAINST	ABSTAIN
Proposal 2: To approve the replacement of the Diversified Portfolio’s fundamental investment objective with a new nonfundamental investment objective:

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR APPROVAL OF PROPOSAL 1 AND FOR APPROVAL OF PROPOSAL 2.

Your Voting Instructions are important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-235-4258, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Voting Instructions Card when you vote by phone or Internet.